UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    July 28, 2011

DIRECTV

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Director

Effective July 28, 2011, the Board of Directors, based upon the recommendation of the Nominating and Corporate Governance Committee, elected Dixon R. Doll to serve as a member of the Board of Directors of the Company.  Dr. Doll was also appointed to serve on the Nominating and Corporate Governance Committee of the Board of Directors.

Dr. Doll is a co-founder and general partner at DCM (formerly Doll Capital Management), an early-state global technology venture capital firm formed in 1996 with a focus on wireless infrastructure, mobile applications, e-commerce, communications services and Internet infrastructure.  Prior to founding DCM, Dr. Doll spent eight years at Accel Partners where he co-founded the global venture capital industry’s first fund focused exclusively on telecommunications opportunities. From 1972 until 1980, Dr. Doll also served as a faculty member of the IBM Systems Research Institute.

In addition to his duties at DCM, Dr. Doll also serves as Chairman of the Board for Network Equipment Technologies, CENX, Inc., and Force10 Networks. In 2008 and 2009, he served as Chairman of the U.S. National Venture Capital Association.

Dr. Doll holds a doctorate and a Master of Science in Electrical Engineering from the University of Michigan, where he was a National Science Foundation Scholar, and also holds a Bachelor of Science in Electrical Engineering, cum laude, from Kansas State University.

Mr. Dixon was identified for election to the Board through a search process implemented to fill the anticipated vacancies in DIRECTV’s board.  The executive search firm, Heidrick & Stuggles International, Inc., has been retained by the Board to assist in identifying potential candidates to serve on the Board.

The Nominating and Corporate Governance Committee has determined that Mr. Dillon qualifies as an “independent director” as that term is defined in the Company’s By-Laws.

 A copy of the press release announcing the election of Mr. Dillon dated July 28, 2011 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits

(d)		Exhibits.

99.1	`	Press release, dated July 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: August 2, 2011	By:	/s/ Keith U. Landenberger
	Name:	Keith U. Landenberger
	Title:	Senior Vice President and Associate General Counsel

Exhibit Index

(d)	Exhibits.

99.1	Press release, dated July 28, 2011